Exhibit 99.1
          Replacement Capital Covenant, dated as of March 7, 2006 (this “Replacement Capital Covenant”), by Washington Mutual, Inc., a Washington corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).
Recitals
          A. On the date hereof:
     (i) Washington Mutual Preferred Funding, LLC, a Delaware limited liability company and an indirect subsidiary of the Corporation (the “Company”), is issuing (x) 1,250,000 of its Fixed-to-Floating Rate Perpetual Non-cumulative Preferred Securities, liquidation preference $1,000 per security and $1,250,000,000 in the aggregate (the “Fixed-to-Floating Rate Company Preferred Securities”), to Washington Mutual Preferred Funding Trust I, a Delaware statutory trust established by the Company as grantor (“WaMu Delaware”), and (y) 750,000 of its 7.25% Perpetual Non-cumulative Preferred Securities, liquidation preference $1,000 per security and $750,000,000 in the aggregate (the “Fixed-Rate Company Preferred Securities” and, together with the Fixed-to-Floating Rate Company Preferred Securities, the “Company Preferred Securities”) to Washington Mutual Preferred Funding (Cayman) I Ltd., a Cayman Islands company limited by shares all of the common securities of which are indirectly owned by the Corporation (“WaMu Cayman”);
     (ii) WaMu Delaware is issuing to investors 12,500 of its Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities, liquidation preference $100,000 per security and $1,250,000,000 in the aggregate (the “Trust Securities”) pursuant to an Offering Circular, dated February 24, 2006 (the “Trust Securities Offering Circular”); and
     (iii) WaMu Cayman is issuing to investors 3,023 of its 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1, liquidation preference $100,000 per security and $302,300,000 in the aggregate (the “Series A-1 WaMu Cayman Preferred Securities”), and (ii) 44,770 of its 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2, liquidation preference $10,000 per security and $447,700,000 in the aggregate (the “Series A-2 WaMu Cayman Preferred Securities” and, together with the Series A-1 WaMu Cayman Preferred Securities, the “WaMu Cayman Preferred Securities”) pursuant to an Offering Circular, dated February 24, 2006 (the “WaMu Cayman Preferred Securities Offering Circular” and, together with the Trust Securities Offering Circular, the “Offering Circulars”).
          B. If an “Exchange Event” as defined and described in the Offering Circulars occurs, and the Office of Thrift Supervision so directs, then:
     (i) the Trust Securities will automatically be exchanged for depositary receipts (the “Fixed-to-Floating Rate WMI Depositary Receipts”) representing a like amount of Series I Perpetual Non-cumulative Fixed-to-Floating Rate Preferred Stock (the “Fixed-to-Floating Rate WMI Preferred Stock”) of the Corporation; and
     (ii) the WaMu Cayman Preferred Securities will automatically be exchanged for depositary receipts (the “Fixed Rate WMI Depositary Receipts” and, together with the Fixed-to-Floating Rate WMI Depositary Receipts, the “WMI Depositary Receipts”) representing a like amount of Series J Perpetual Non-cumulative Fixed Rate Preferred Stock (the “Fixed Rate WMI Preferred Stock” and, together with the “Fixed-to-Floating Rate WMI Preferred Stock”, the “WMI Preferred Stock”) of the Corporation (the Trust Securities, the WaMu Cayman Preferred Securities, the Company Preferred Securities, the WMI Depositary Receipts and the WMI Preferred Stock, together, the “Securities”).
          C. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Offering Circulars.
          D. The Corporation, in entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below, is doing so with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
          E. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
          NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.
          SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals), have the meanings set forth in Schedule I hereto.
          SECTION 2. Limitations on Redemption and Repurchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that neither the Corporation nor any Subsidiary of the Corporation (including the Company and WaMu Cayman) shall redeem (as applicable) or repurchase all or any part of the Securities except to the extent that the total redemption or repurchase price therefor is equal to or less than the sum of (i) 133.33% of the aggregate net cash proceeds received by the Corporation or its subsidiaries during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Common Stock plus (ii) 100% of the aggregate net cash proceeds received by the Corporation or its

Subsidiaries during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Replacement Capital Securities other than Common Stock.
          SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.
          (b) (i) During the period commencing on the earlier of (x) the date two years and 30 days prior to the final maturity date for the then effective Covered Debt and (y) the date on which the Corporation gives notice of redemption of the then effective Covered Debt if such redemption is in whole or in part and, after giving effect to such redemption, the outstanding principal of such Covered Debt would be less than $100,000,000, or (ii) if earlier than the date specified in clauses (x) and (y) of this Section 3(b)(i), on the date on which the Corporation or a Subsidiary of the Corporation repurchases the then effective Covered Debt in whole or in part and, after giving effect to such repurchase, the outstanding principal amount of such Covered Debt would be less than $100,000,000, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on the related Redesignation Date in accordance with the following procedures:
     (A) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
     (B) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
     (C) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the upcoming Redesignation Date;
     (D) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but Washington Mutual Bank is a Subsidiary of the Corporation and Washington Mutual Bank has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
     (E) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but Washington Mutual Bank is a Subsidiary of the Corporation and Washington Mutual Bank has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the upcoming Redesignation Date;
     (F) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (B), (C), (D) or (E) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and
     (G) in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.
          (c) Notwithstanding any other provisions of this Replacement Capital Covenant, if on any Redesignation Date the Corporation has then outstanding one or more series of Eligible Subordinated Debt, such one or more series of Eligible Subordinated Debt shall be identified as Covered Debt in accordance with Section 3(b) and no Eligible Senior Debt shall then be Covered Debt.
          SECTION 4. Notice. In order to give effect to the intent of the Corporation described in Recital D, the Corporation covenants that:
     (a) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, the Corporation shall give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder;
     (b) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation shall include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission;
     (c) if a series of the Corporation’s or Washington Mutual Bank’s long-term indebtedness for money borrowed (i) becomes Covered Debt or (ii) ceases to be Covered Debt, the Corporation shall give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable;

     (d) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation shall post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (b) and (c) above; and
     (e) (e) promptly upon request by any Holder of Covered Debt, the Corporation shall provide such Holder with an executed copy of this Replacement Capital Covenant.
          SECTION 5. Term. (a) The Covenants in Section 2 shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) the date, if any, on which the Holders of at least 51% by principal amount of the then effective Covered Debt consent or agree in writing to the elimination of such covenants as covenants in favor of such Holders, (ii) the date on which neither the Corporation nor Washington Mutual Bank has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such term), and (iii) the first date as of which all of the Securities either have been redeemed or repurchased and are beneficially owned by the Corporation or its Subsidiaries. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.
          (b) For purposes of Section 5(a), the Holders whose consent or agreement is required to terminate the covenants in Section 2 shall be the Holders of the then effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes to cause the covenants in Section 2 to be of no further force and effect.
          SECTION 6. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law principles.
          (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

          (c) The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
          (d) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter post on its website as the address for notices under this Replacement Capital Covenant:
Washington Mutual, Inc.
1201 Third Avenue
Seattle, Washington 98101
Attention: Corporate Secretary of Washington Mutual, Inc.
Facsimile No: 206-377-6244

          IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

WASHINGTON MUTUAL, INC.

By: /s/ Robert J. Williams
Name: Robert J. Williams
Title: Senior Vice President and Treasurer

Schedule 1
Definitions
          “Business Day” means each day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.
          “Commercially Reasonable Efforts” by the Corporation to sell shares of its Common Stock or Qualifying Preferred Stock means commercially reasonable efforts to complete the offer and sale of shares of Common Stock or Qualifying Preferred Stock of the Corporation, as the case may be, to third parties that are not affiliates of the Corporation in public offerings or private placements; provided, that the Corporation shall be deemed to have used such Commercially Reasonable Efforts if a Market Disruption Event occurs and for so long as it continues regardless of whether the Corporation makes any offers or sales during such period.
          “Commission” means the United States Securities and Exchange Commission.
          “Common Stock” means common stock of the Corporation (including treasury shares of common stock and shares of common stock sold pursuant to the Corporation’s dividend reinvestment plan and employee benefit plans).
          “Company” has the meaning set forth in Recital A.
          "Company Preferred Securities” has the meaning set forth in Recital A.
          “Corporation” has the meaning specified in the introduction to this instrument.
          “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or Washington Mutual Bank during the period that such long-term indebtedness for money borrowed is Covered Debt.
          “Covered Debt” means (i) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (ii) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

          “Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.
          “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
          “Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.
          “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
          “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed, (ii) is then assigned a rating by at least one NRSRO (provided that this clause shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO), (iii) has an outstanding principal amount of not less than $100,000,000, and (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
          “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then outstanding long-term indebtedness for money borrowed that (i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior (and, if the issuer at such time has more than one class of long-term indebtedness for money borrowed that is subordinate and that meets the other requirements set forth in this definition, then the class that ranks the most subordinate upon a bankruptcy, liquidation, dissolution or winding up of the issuer shall be deemed to be the class that satisfies this clause (i)), (ii) is then assigned a rating by at least one NRSRO (provided that this clause (ii) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO), (iii) has an outstanding principal amount of not less than

$100,000,000, and (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
          “Exchange Event” has the meaning set forth in Recital B.
          “Explicit Replacement Covenant” means, as to any security or combination of securities, that the Corporation has made a covenant, substantially similar to the Replacement Capital Covenant, to the effect that the Corporation will redeem or repurchase such securities only if and to the extent that the total redemption or repurchase price is equal to or less than the sum of (i) 133.33% of the aggregate net cash proceeds received by the Corporation or its Subsidiaries during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Common Stock plus (ii) 100% of the aggregate net cash proceeds received by the Corporation or its Subsidiaries during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Replacement Capital Securities as defined herein other than Common Stock, but as applied to such securities instead of to the Securities, and that the Corporation has reasonably determined, after consultation with counsel, that such covenant is binding on the Corporation for the benefit of one or more series of the Corporation’s or Washington Mutual Bank’s long-term indebtedness for money borrowed.
          “Fixed-to-Floating Rate Company Preferred Securities” has the meaning set forth in Recital A.
          “Fixed-to-Floating Rate WMI Depositary Receipts” has the meaning set forth in Recital B.
          “Fixed-to-Floating Rate WMI Preferred Stock” has the meaning set forth in Recital B.
          “Fixed Rate Company Preferred Securities” has the meaning set forth in Recital A.
          “Fixed Rate WMI Depositary Receipts” has the meaning set forth in Recital B.
          “Fixed Rate WMI Preferred Stock” has the meaning set forth in Recital B.

          “Holder” means, as to the Covered Debt then in effect, each then current holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.
          “Initial Covered Debt” means the Corporation’s 4.625% Subordinated Notes due 2014, CUSIP No. 939322AN3.
          “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the Corporation has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the Corporation under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the Corporation will redeem or repurchase such securities only with the proceeds of Replacement Capital Securities, as defined herein but as applied to such securities instead of to the Securities, raised within 180 days prior to the applicable redemption or repurchase date.
          “Mandatorily Convertible Preferred Stock” means cumulative or non-cumulative preferred stock of the Corporation that (i) has no maturity, (ii) has no prepayment obligation on the part of the Corporation, whether at the election of the holders or otherwise, and (iii) includes a requirement that such preferred stock converts into common stock of the Corporation within three years from the date of issuance.
          “Mandatory Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements that requires whichever of the Corporation or a Subsidiary of the Corporation that issued such security or combination of securities to defer in whole or in part payment of Distributions on such securities if and for so long as the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, without any remedy other than Permitted Remedies arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Deferral Provision or as a result of the issuer’s exercise of its right under the Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods (whether or not consecutive) that total together at least ten years.
          “Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:
     (a) the Corporation would be required to obtain the consent or approval of its shareholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue shares of common stock or perpetual preferred stock and such consent or approval has not yet been obtained notwithstanding the Corporation’s commercially reasonable efforts to obtain such consent or approval or the OTS instructs the Corporation not to sell or offer for sale shares of its common stock or perpetual preferred stock at such time;

     (b) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or any other national securities, futures or options exchange or in the over-the-counter market, or trading in any securities of the Corporation (or any options or futures contracts related to such securities) on any exchange or in the over-the-counter market shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction;
     (c) a banking moratorium shall have been declared by the federal or state authorities of the United States such that market trading has been disrupted or ceased;
     (d) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States such that market trading has been disrupted or ceased;
     (e) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis such that market trading has been disrupted or ceased;
     (f) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such, as to make it, in the Corporation’s reasonable judgment, impracticable or inadvisable to proceed with the offer and sale of shares of its common stock or preferred stock; or
     (g) an event occurs and is continuing as a result of which the offering document for such offer and sale of securities would, in the judgment of the Corporation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (a) the disclosure of that event at such time, in the judgment of the Corporation, is not otherwise required by law and would have a material adverse effect on the business of the Corporation or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the ability of the Corporation to consummate such transaction, provided that no single suspension period contemplated by this subsection (vii) shall exceed 90 consecutive days and multiple suspension periods contemplated by this subsection (vii) shall not exceed an aggregate of 180 days in any 360-day period.

The definition of “Market Disruption Event” as used in any securities or combination of securities that constitute Replacement Capital Securities may include less than all of the paragraphs outlined above, as determined by the Corporation at the time of issuance of such securities.
          “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.
          “Offering Circulars” has the meaning set forth in Recital A.
          “Optional Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements that permits the issuer, in its sole discretion, to defer in whole or in part payment of Distributions on such securities for one or more Distribution Periods (whether or not consecutive) that together total at least ten years without any remedy other than Permitted Remedies arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions; provided that, if such securities also include a Mandatory Deferral Provision, such ten years shall be calculated after giving effect to all such deferral pursuant to both the Mandatory Deferral Provision and the Optional Deferral Provision.
          “OTS” means the Office of Thrift Supervision or any successor Federal bank or thrift regulatory agency having supervisory authority over Washington Mutual Bank.
          “Permitted Remedies” means, as to any security or combination of securities, any one or more of (i) rights in favor of the holders thereof permitting such holders to elect one or more directors of the Corporation or a Subsidiary of the Corporation (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), (ii) prohibitions on the Corporation or a Subsidiary of the Corporation paying Distributions on or repurchasing common stock or other securities that rank junior as to Distributions to such securities for so long as Distributions on such securities, including deferred distributions, have not been paid in full or to such lesser extent as may be specified in the terms of such securities, and (iii) provisions obligating the Corporation to cause such unpaid Distributions to be paid in full pursuant to a Qualifying Stock Settlement Provision.
          “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.
          “Qualifying Mandatory Convertible Preferred Securities” means securities or combinations of securities that combine indebtedness of the Corporation with forward purchase contract(s) (“Stock Purchase Contracts”) for either Common Stock or Qualifying Preferred Stock of the Corporation, whether issued as units or through a trust or other special purpose vehicle, in a manner that includes all of the following terms:

     (i) the indebtedness of the Corporation satisfies the requirements of clause (i) of the definition of Replacement Capital Securities;
     (ii) the indebtedness of the Corporation or the related transaction agreements include (x) terms that permit the Corporation, in its sole discretion, to defer in whole or in part payment of Distributions on such indebtedness for a period that extends at least one year beyond the settlement date for the Stock Purchase Contracts and (y) a Qualifying Stock Settlement Provision (except that the obligation thereunder shall be to use Commercially Reasonable Efforts to issue and sell the designated securities to raise net proceeds in the designated amount by not later than the termination of the deferred period instead of on or before each Distribution Date);
     (iii) the Corporation is not obligated to make any payment of principal on such indebtedness, and such indebtedness is not redeemable by the Corporation at its option, until at least one year after the settlement date for the Stock Purchase Contracts;
     (iv) the ordinary settlement date for the Stock Purchase Contracts is not more than five years and three months after the initial issuance date of the Qualifying Mandatory Convertible Preferred Securities and may under no circumstances be delayed or extended to a date that is more than six years and three months after such initial issuance date;
     (v) the indebtedness of the Corporation and its proceeds (which may include proceeds issued upon the remarketing of such indebtedness) is pledged to secure the Corporation’s obligation to issue Common Stock or Qualifying Preferred Stock upon settlement of the Stock Purchase Contracts; and
     (vi) the repurchase by the Corporation or its Subsidiaries of the indebtedness prior to the settlement date for the Stock Purchase Contracts, or the redemption or repurchase by the Corporation or its Subsidiaries thereafter of the underlying Common Stock or Qualifying Preferred Stock, is subject to an Explicit Replacement Covenant which precludes the use of Qualifying Mandatory Convertible Preferred Securities as Replacement Capital Securities.
          “Qualifying Preferred Stock” means preferred stock of the Corporation that (i) is perpetual, is (ii) non-cumulative, and (iii) either by its terms or when taken together with any related transaction agreements:

          (x) includes an Optional Deferral Provision and an Explicit Replacement Covenant, or
          (y) includes an Optional Deferral Provision and a Mandatory Deferral Provision.
          “Qualifying Stock Settlement Provision” means, with respect to any securities or combination of securities referred to in the definition of “Replacement Capital Securities”, that such securities or related transaction agreements include a provision to the effect that, if on any Distribution Date the Corporation defers, has deferred, or will be required to defer Distributions (whether because of a Mandatory Deferral Provision or in exercise of its rights under an Optional Deferral Provision), the Corporation shall, unless a Market Disruption Event has occurred and is continuing, (a) use its Commercially Reasonable Efforts to issue and sell shares of Common Stock and/or Qualifying Preferred Stock in an amount such that the net proceeds of such sale shall equal or exceed such Distributions and (b) apply the net proceeds of such sale to pay Distributions to be paid in full (provided that the issuer shall not in any event be required to pay Distributions on such securities at a time when the payment of such Distributions would violate the terms of any securities issued by the Corporation or a Subsidiary of the Corporation or the terms of a contract binding on the Corporation or Subsidiary of the Corporation). Notwithstanding the foregoing sentence, if the Corporation is required to conduct a sale of shares of Common Stock and/or Qualifying Preferred Stock in order to pay amounts due and payable under any instruments or other securities that rank pari passu as to Distributions with the securities or combinations of securities to which the provisions in this definition are being applied, then the Corporation shall apply such proceeds to such securities, on the one hand, and such other pari passu securities, on the other hand, on a ratable basis in proportion to the total amounts that are due on such securities before the Corporation shall be relieved of its obligation to conduct a sale of shares of Common Stock and/or Qualifying Preferred Stock and apply the proceeds thereof to such securities.
          “Redesignation Date” means, as to the then effective Covered Debt, the earliest of (i) the date that is two years prior to the final maturity date of such Covered Debt, (ii) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (iii) if the then outstanding Covered Debt is not Eligible Subordinated Debt, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.
          “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.
          “Replacement Capital Securities” means Common Stock, Mandatorily Convertible Preferred Stock, Qualifying Mandatory Convertible Preferred Securities and

other securities or combinations of securities, whether in form of debt or equity of the Corporation or of a Subsidiary of the Corporation, that, as reasonably determined in good faith by the Corporation’s Board of Directors:
     (i) on a liquidation, dissolution or winding-up of the Corporation, rank (or, if no Preferred Stock is then outstanding, would have ranked had shares of WMI Preferred Stock then been outstanding) in their direct or indirect claims to the Corporation’s assets either (x) pari passu with or junior to the WMI Preferred Stock or (y) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s indebtedness for money borrowed, other than the Corporation’s indebtedness for money borrowed from time-to-time outstanding that by its terms ranks pari passu with such securities on a liquidation or dissolution of the Corporation (provided, however, that for purposes of this clause (i) as applied to securities or combinations of securities that have provisions substantially like those referred to in Recital B and applicable to the Securities that cause such securities to be exchanged for preferred stock or other securities issued directly by the Corporation (“Exchange Securities”) if an Exchange Event or similar event occurs, then the requirements of this clause (i) shall only apply to such Exchange Securities); and
     (ii) either are (x) perpetual, with no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, or (y) have a mandatory redemption or maturity date that is not less than 60 years after the date of initial issuance of such securities , or (z) have a mandatory redemption or maturity date that is not less than 40 years after the date of initial issuance of such securities (subject to the qualification that the securities contemplated by any of clause (x), clause (y) or clause (z) may be subject to early redemption at the option of such issuer); and
     (iii) provide for Distributions that:
     (x) either (A) are non-cumulative and may be skipped by the issuer for any number of Distribution Periods without any remedy arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions, other than Permitted Remedies, either for the life of such securities or for such period(s) as may be set forth in the terms of such securities or related transaction agreements, or (B) are cumulative, and
     (y) if and to the extent they are cumulative and clause (x) or clause (y) of paragraph (ii) applies, include either Type I Provisions or Type II Provisions, and

     (z) if and to the extent they are cumulative and clause (z) of paragraph (ii) applies, include Type III Provisions.
Additionally, and notwithstanding the foregoing:
     (A) preferred stock of the Corporation or a Subsidiary of the Corporation that satisfies the requirements in clauses (i)(x), (ii)(x) and (iii)(x)(A) (and, accordingly, is non-cumulative and perpetual) shall not qualify as Replacement Capital Securities unless such preferred stock is Qualifying Preferred Stock; and
     (B) any securities or combinations of securities if issued to any Subsidiary of the Corporation, without the contemporaneous issuance of any security by such Subsidiary to a Person other than the Corporation or a Subsidiary of the Corporation, shall not qualify as Replacement Capital Securities (it being understood and agreed for the avoidance of doubt that person’s covered by the Corporation’s dividend reinvestment plan and employee benefit plans shall not be deemed to be affiliates of the Corporation for this purpose).
          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Securities” has the meaning specified in Recital B.
          “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.
          “Termination Date” has the meaning set forth in Section 5.
          “Trust Securities” has the meaning set forth in Recital A.
          “Trust Securities Offering Circular” has the meaning set forth in Recital A.
          “Type I Provisions” means, as to any security or combination of securities, that the terms of such securities and any related transaction agreements, taken together, (i) include an Explicit Replacement Covenant, (ii) include an Optional Deferral Provision, (iii) include a Qualifying Stock Settlement Provision and (iv) provide by their terms that the Corporation may pay deferred Distributions only out of the net proceeds received by the Corporation from the sale of Common Stock and/or Qualifying Preferred Stock during the six months prior to payment of such Distributions.

          “Type II Provisions” means, as to any security or combination of securities, that the Corporation made Intent-Based Replacement Disclosure in connection with the issuance of such securities (or in the absence of such Intent-Based Replacement Disclosure in connection with the issuance of such securities, the terms of such securities and any related transaction agreements, taken together, include an Explicit Replacement Covenant) and that the terms of such securities and any related transaction agreements, taken together, (i) include a Mandatory Deferral Provision and an Optional Deferral Provision, (ii) include a Qualifying Stock Settlement Provision, (iii) provide by their terms that the Corporation may pay deferred Distributions only out of the net proceeds received by the Corporation from the sale of Common Stock and/or Qualifying Preferred Stock during the six months prior to payment of such Distributions, and (iv) effectively provide that if the issuer becomes subject to a bankruptcy, insolvency, receivership or similar proceeding at a time when Distributions have been deferred and remain unpaid for one or more Distribution Periods, deferred and unpaid Distributions as of the commencement of such proceeding that were unpaid because of the operation of a Mandatory Deferral Provision shall be forgiven and cancelled to the extent the amount of such deferred and unpaid Distributions is in excess of 25% of the original principal or stated amount of the related securities or combination of securities.
          “Type III Provisions” means, as to any security or combination of securities, that the terms of such securities and any related transaction agreements, taken together, (i) include an Explicit Replacement Covenant, (ii) include a Mandatory Deferral Provision and an Optional Deferral Provision, (iii) include a Qualifying Stock Settlement Provision, (iv) provide by their terms that the Corporation may pay deferred Distributions only out of the net proceeds received by the Corporation from the sale of Common Stock and/or Qualifying Preferred Stock during the six months prior to payment of such Distributions, and (v) effectively provide that if the issuer becomes subject to a bankruptcy, insolvency, receivership or similar proceeding at a time when Distributions have been deferred and remain unpaid for one or more Distribution Periods, deferred and unpaid Distributions as of the commencement of such proceeding that were unpaid because of the operation of a Mandatory Deferral Provision shall be forgiven and cancelled to the extent the amount of such deferred and unpaid Distributions is in excess of 25% of the original principal or stated amount of the related securities or combination of securities.
          “WaMu Cayman” has the meaning specified in Recital A.
          “WaMu Cayman Preferred Securities” has the meaning set forth in Recital A.
          “WaMu Cayman Preferred Securities Offering Circular” has the meaning set forth in Recital A.
          “WaMu Delaware” has the meaning set forth in Recital A.
          “WMI Depositary Receipts” has the meaning specified in Recital B.

          “WMI Preferred Stock” has the meaning set forth in Recital B.
          “Washington Mutual Bank” means Washington Mutual Bank, a Federal savings association.